Message from the Chairman
Proxy voting underway; employees asked to do their part
October 2, 2001

As many of you know, the MFS funds recently mailed proxies to more than 4.5 million account holders earlier this month. Along with the proxy statement, shareholders received voting instructions and an informative "Q&A" brochure.

These MFS funds currently have three different boards of trustees, and shareholders are being asked to approve the consolidation of the three boards into one. The funds are also asking shareholders to standardize certain agreements and the restrictions that govern them. The fund boards recommend that shareholders vote for all proposals.

This initiative is obviously a massive undertaking. The MFS funds have never had a vote of this magnitude.

Employees are shareholders of many MFS funds and in some cases have large positions (particularly in the funds offered only to MFS employees and fund trustees). If you have already voted, we thank you for your response.

If you have not done so, please take a few minutes and fill out your proxy. You can vote by mail, online, or via the telephone (except for Massachusetts Investors Trust, where only voting by mail is possible). Your timely efforts will not only save the funds money by reducing mailing costs, but, more importantly, we need to remember that every vote counts.

Again thank you in advance for your prompt  response.  If you have any questions
regarding   this   initiative,   please   visit   our  Web   site   (www.mfs.com
http://www.mfs.com.


                                                                     Jeff Shames

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                    or Rule 14a-12

MFS(R) Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R) Cash Reserve Fund, MFS(R) Core Growth Fund, MFS(R) Global Asset Allocation Fund, MFS(R) Global Telecommunications Fund, MFS(R) Japan Equity Fund, MFS(R) Managed Sectors Fund, MFS(R) New Discovery Fund, MFS(R) Research Growth and Income Fund, MFS(R) Research International Fund, MFS(R) Strategic Growth Fund, MFS(R) Technology Fund and MFS(R) Value Fund; MFS(R) Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R) Emerging Growth Fund and MFS(R) Large Cap Growth Fund; MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and
811-2594) on behalf of MFS(R) Government Money Market Fund, MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R)
Series  Trust  V  (File  Nos.   2-38613  and   811-2031)  on  behalf  of  MFS(R)
International New Discovery Fund, MFS(R) International Strategic Growth Fund, MFS(R) Research Fund, MFS(R) Total Return Fund and MFS(R) International Value Fund; MFS(R) Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R) Global Equity Fund, MFS(R) Global Total Return Fund and MFS(R) Utilities Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Series Trust VIII (File Nos. 33-37972 and 811-5262) on behalf of MFS(R) Global Growth Fund and MFS(R) Strategic Income Fund; MFS(R) Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R) Bond Fund, MFS(R) Emerging Opportunities Fund, MFS(R) High Quality Bond Fund, MFS(R) Intermediate Investment Grade Bond Fund, MFS(R) Large Cap Value Fund, MFS(R) Limited Maturity Fund, MFS(R) Municipal Limited Maturity Fund and MFS(R) Research Bond Fund; MFS(R) Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R) Emerging Markets Debt Fund, MFS(R) Emerging Markets Equity Fund, MFS(R) European Equity Fund, MFS(R) Fundamental Growth Fund, MFS(R) Gemini Large Cap U.S. Fund, MFS(R) Gemini U.K. Fund, MFS(R) Global Conservative Equity Fund, MFS(R) Global Health Sciences Fund, MFS(R) Government Mortgage Fund, MFS(R) High Yield Fund, MFS(R) Income Fund, MFS(R) International ADR Fund, MFS(R) International Core Equity Fund, MFS(R) International Growth Fund, MFS(R) International Investors Trust, MFS(R) Multi Cap Growth Fund, MFS(R) New Endeavor Fund and MFS(R) Strategic Value Fund; MFS(R) Series Trust XI (File Nos. 33-68310 and 811-7992) on behalf of MFS(R) Union Standard Equity Fund, VertexSM Contrarian Fund and VertexSM International Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859); Massachusetts
Investors Trust (File Nos. 2-11401 and 811-203); MFS(R) Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253); MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); MFS(R) Growth Opportunities Fund (File Nos. 2-36431 and 811-2032); MFS(R) Municipal Series Trust (File Nos. 2-92915 and 811-4096) on behalf of MFS(R) Alabama Municipal Bond Fund, MFS(R) Arkansas Municipal Bond Fund, MFS(R) California Municipal Bond Fund, MFS(R) Florida Municipal Bond Fund, MFS(R) Georgia Municipal Bond Fund, MFS(R) Maryland Municipal Bond Fund, MFS(R) Massachusetts High Income Tax Free Fund, MFS(R) Massachusetts Municipal Bond Fund, MFS(R) Mississippi Municipal Bond Fund, MFS(R) New York High Income Tax Free Fund, MFS(R) New York Municipal Bond Fund, MFS(R) North Carolina Municipal Bond Fund, MFS(R) Pennsylvania Municipal Bond Fund, MFS(R) South Carolina Municipal Bond Fund, MFS(R) Tennessee Municipal Bond Fund, MFS(R) Virginia Municipal Bond Fund, MFS(R) West Virginia Municipal Bond Fund and MFS(R) Municipal Income Fund; MFS(R) Charter Income Trust (File Nos. 33-29012 and 811-5822); MFS(R) Government Markets Income Trust (File Nos. 33-12945 and 811-5078); MFS(R) Intermediate Income Trust (File Nos. 33-19364 and 811-5440); MFS(R) Multimarket Income Trust (File Nos. 33-11246 and 811-4975); MFS(R) Municipal Income Trust (File Nos. 33-8850 and 811-4841); MFS(R) Special Value Trust (File Nos. 33-31346 and 811-5912); MFS(R) Institutional Trust (File Nos. 33-37615 and 811-6174) on behalf of MFS(R) Institutional Core Equity Fund, MFS(R) Institutional Emerging Equities Fund, MFS(R) Institutional High Yield Fund, MFS(R) Institutional International Equity Fund, MFS(R) Institutional Large Cap Growth Fund, MFS(R) Institutional Large Cap Value Fund, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Institutional Real Estate Investment Fund and MFS(R) Institutional Research Fund; MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) on behalf of MFS(R) Bond Series, MFS(R) Capital Opportunities Series, MFS(R) Emerging Growth Series, MFS(R) Global Equity Series, MFS(R) Global Governments Series, MFS(R) High Income Series, MFS(R) Investors Growth Stock Series, MFS(R) Investors Trust Series, MFS(R) Mid Cap Growth Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series and MFS(R) Utilities Series
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)    Total Fee Paid:
--------------------------------------------------------------------------------
       [   ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:
--------------------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)    Filing Party:
--------------------------------------------------------------------------------
       (4)    Date Filed:
--------------------------------------------------------------------------------

                                        October 9, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R)Cash Reserve Fund, MFS(R)Core Growth Fund, MFS(R)Global Asset Allocation Fund, MFS(R)Global Telecommunications Fund, MFS(R)Japan Equity Fund, MFS(R)Managed Sectors Fund, MFS(R)New Discovery Fund, MFS(R)Research Growth and Income Fund, MFS(R)Research International Fund, MFS(R)Strategic Growth Fund, MFS(R)Technology Fund and MFS(R) Value Fund; MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R)Emerging Growth Fund and MFS(R)Large Cap Growth Fund; MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R)High Income Fund, MFS(R)High Yield Opportunities Fund and MFS(R)Municipal High Income Fund; MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Government Money Market Fund, MFS(R)Mid Cap Growth Fund, MFS(R)Money Market Fund and MFS(R)Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)International New Discovery Fund, MFS(R)International Strategic Growth Fund, MFS(R)Research Fund, MFS(R)Total Return Fund and MFS(R) International Value Fund; MFS(R)Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R) Global Equity Fund, MFS(R)Global Total Return Fund and MFS(R)Utilities Fund; MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund; MFS(R)Series Trust VIII (File Nos. 33-37972 and 811-5262) on behalf of MFS(R)Global Growth Fund and MFS(R)Strategic Income Fund; MFS(R)Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R)Bond Fund, MFS(R)Emerging Opportunities Fund, MFS(R)High Quality Bond Fund, MFS(R)Intermediate Investment Grade Bond Fund, MFS(R)Large Cap Value Fund, MFS(R)Limited Maturity Fund, MFS(R)Municipal Limited Maturity Fund and MFS(R)Research Bond Fund; MFS(R)Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R)Emerging Markets Debt Fund, MFS(R)Emerging Markets Equity Fund, MFS(R)European Equity Fund, MFS(R) Fundamental Growth Fund, MFS(R)Gemini Large Cap U.S. Fund, MFS(R)Gemini U.K. Fund, MFS(R)Global Conservative Equity Fund, MFS(R)Global Health Sciences Fund, MFS(R)Government Mortgage Fund, MFS(R) High Yield Fund, MFS(R)Income Fund, MFS(R)International ADR Fund, MFS(R)International Core Equity Fund, MFS(R)International Growth Fund, MFS(R)International Investors Trust, MFS(R)Multi Cap Growth Fund, MFS(R)New Endeavor Fund and MFS(R)Strategic Value Fund; MFS(R)Series Trust XI (File Nos. 33-68310 and 811-7992) on behalf of MFS(R)Union Standard Equity Fund, VertexSM Contrarian Fund and VertexSM International Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859);
          Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); MFS(R)Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253); MFS(R)Government Securities Fund (File Nos. 2-74959 and 811-3327); MFS(R)Growth Opportunities Fund (File Nos. 2-36431 and
          811-2032); MFS(R)Municipal Series Trust (File Nos. 2-92915 and 811-4096) on behalf of MFS(R)Alabama Municipal Bond Fund, MFS(R) Arkansas Municipal Bond Fund, MFS(R)California Municipal Bond Fund, MFS(R)Florida Municipal Bond Fund, MFS(R)Georgia Municipal Bond Fund, MFS(R)Maryland Municipal Bond Fund, MFS(R)Massachusetts High Income Tax Free Fund, MFS(R)Massachusetts Municipal Bond Fund, MFS(R)Mississippi Municipal Bond Fund, MFS(R)New York High Income Tax Free Fund, MFS(R)New York Municipal Bond Fund, MFS(R)North Carolina Municipal Bond Fund, MFS(R)Pennsylvania Municipal Bond Fund, MFS(R)South Carolina Municipal Bond Fund, MFS(R)Tennessee Municipal Bond Fund, MFS(R)Virginia Municipal Bond Fund, MFS(R)West Virginia Municipal Bond Fund and MFS(R)Municipal Income Fund; MFS(R)Charter Income Trust (File Nos. 33-29012 and 811-5822); MFS(R)Government Markets Income Trust (File Nos. 33-12945 and 811-5078); MFS(R) Intermediate Income Trust (File Nos. 33-19364 and 811-5440); MFS(R)Multimarket Income Trust (File Nos. 33-11246 and 811-4975); MFS(R)Municipal Income Trust (File Nos. 33-8850 and 811-4841); MFS(R) Special Value Trust (File Nos. 33-31346 and 811-5912); MFS(R)Institutional Trust (File Nos. 33-37615 and 811-6174) on behalf of MFS(R)Institutional Core Equity Fund, MFS(R)Institutional Emerging Equities Fund, MFS(R)Institutional High Yield Fund, MFS(R)Institutional International Equity Fund, MFS(R)Institutional Large Cap Growth Fund, MFS(R)Institutional Large Cap Value Fund, MFS(R) Institutional Mid Cap Growth Fund, MFS(R)Institutional Real Estate Investment Fund and MFS(R) Institutional Research Fund; MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) on behalf of MFS(R)Bond Series, MFS(R)Capital Opportunities Series, MFS(R)Emerging Growth Series, MFS(R) Global Equity Series,
          MFS(R)Global Governments Series, MFS(R)High Income Series, MFS(R)Investors Growth Stock Series, MFS(R)Investors Trust Series, MFS(R)Mid Cap Growth Series, MFS(R)Money Market Series, MFS(R)New Discovery Series, MFS(R)Research Series, MFS(R)Total Return Series and MFS(R) Utilities Series

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials e-mailed to MFS employees with respect to Special Meetings of Shareholders of the Trusts, to be held in October and November.

Securities and Exchange Commission
October 9, 2001
Page Two




     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures